INCOME TAXES	3 Months Ended
Mar. 31, 2012
Notes to Financial Statements
INCOME TAXES

NOTE 14 – INCOME TAXES

At March 31, 2012 and December 31, 2011, the Company had net operating loss (NOL) carry-forwards available to offset future taxable income of approximately $24 million including approximately $17.5 million from IMHI at date of the merger. The utilization of the NOL carry-forwards is dependent upon the tax laws in effect at the time the NOL carry-forwards can be utilized. It is also likely that utilization of the NOL carry-forwards are limited based on changes in control from the merger. A valuation allowance of approximately $9.5 million has been recorded against the deferred tax asset for as of December 31, 2011 and March 31, 2012 due to the uncertainty surrounding its realization caused by the Company’s recurring losses. There was no change in the valuation allowance during the quarter ended March 31, 2011. The NOL carry-forwards will fully expire in 2031.